                       Van Kampen Equity and Income Fund
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008


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

                                                                   Amount of     % of
                                      Offering        Total         Shares     Offering  % of Funds
   Security     Purchase/    Size of  Price of      Amount of      Purchased   Purchased    Total                     Purchased
   Purchased    Trade Date  Offering   Shares        Offering       By Fund     By Fund    Assets       Brokers         From
--------------- ---------- --------- ------------ -------------- ----------- ----------- ------------ ------------- --------------
    Israel       05/01/08       -      $99.831    $1,000,000,000  $7,715,000     0.77%      0.22%     Citi,              Lehman
   Electric                                                                                           Lehman            Brothers
  Corporation                                                                                         Brothers,
 Limited Note                                                                                         JPMorgan,
  7.250% due                                                                                          Merrill
  01/15/2019                                                                                          Lynch & Co.
                                                                                                      and Morgan
                                                                                                      Stanley

 Comcast Corp.   05/02/08       -      $99.976    $1,000,000,000  $8,720,000    0.872%      0.25%     Citi,           Deutsche Bank
Note 5.70% due                                                                                        Deutsche
   5/15/2018                                                                                          Bank
                                                                                                      Securities,
                                                                                                      Merrill
                                                                                                      Lynch &
                                                                                                      Co., UBS
                                                                                                      Investment
                                                                                                      Bank, Banc
                                                                                                      of America
                                                                                                      Securities
                                                                                                      LLC,
                                                                                                      Barclays
                                                                                                      Capital,
                                                                                                      BNP
                                                                                                      PARIBAS,
                                                                                                      Daiwa
                                                                                                      Securities
                                                                                                      America
                                                                                                      Inc.,
                                                                                                      Goldman,
                                                                                                      Sachs &
                                                                                                      Co.,
                                                                                                      JPMorgan,
                                                                                                      Mitsubishi
                                                                                                      UFJ
                                                                                                      Securities,
                                                                                                      Morgan
                                                                                                      Stanley,
                                                                                                      The

                                                                                                      Royal
                                                                                                      Bank of
                                                                                                      Scotland,
                                                                                                      Wachovia
                                                                                                      Securities,
                                                                                                      Lehman
                                                                                                      Brothers,
                                                                                                      Mizuho
                                                                                                      Securities
                                                                                                      USA Inc.,
                                                                                                      Sun Trust
                                                                                                      Robinson
                                                                                                      Humphrey,
                                                                                                      Lloyds TSB
                                                                                                      Corporate
                                                                                                      Markets,
                                                                                                      Piper
                                                                                                      Jaffray,
                                                                                                      BNY Mellon
                                                                                                      Capital
                                                                                                      Markets,
                                                                                                      LLC,
                                                                                                      Blaylock &
                                                                                                      Company,
                                                                                                      Inc.,
                                                                                                      Guzman &
                                                                                                      Company,
                                                                                                      Loop
                                                                                                      Capital
                                                                                                      Markets,
                                                                                                      LLC,
                                                                                                      Ramirez &
                                                                                                      Co., Inc.,
                                                                                                      The
                                                                                                      Williams
                                                                                                      Capital
                                                                                                      Group,
                                                                                                      L.P.,
                                                                                                      Cabrera
                                                                                                      Capital
                                                                                                      Markets,
                                                                                                      LLC, M.R.
                                                                                                      Beal &
                                                                                                      Company and
                                                                                                      Siebert
                                                                                                      Capital
                                                                                                      Markets

Korea Railroad   05/08/08       -      $99.637     $300,000,000   $3,460,000     1.15%      0.10%     Citi, HSBC          HSBC
  Corp. Note                                                                                          and Morgan       Securities
  5.375% due                                                                                          Stanley
   5/15/2013

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